UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06135

Templeton Institutional Funds

(Exact name of registrant as specified in charter)

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923

(Address of principal executive offices) (Zip code)

Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant’s telephone number, including area code: (954) 527-7500

Date of fiscal year end: 12/31

Date of reporting period: 6/30/20

Item 1.	Reports to Stockholders.

Internet Delivery of Fund Reports Unless You Request Paper Copies: Effective January 1, 2021, as permitted by the SEC, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request them from the Fund or your financial intermediary. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you have not signed up for electronic delivery, we would encourage you to join fellow shareholders who have. You may elect to receive shareholder reports and other communications electronically from the Fund by calling (800) 321-8563 or by contacting your financial intermediary.

You may elect to continue to receive paper copies of all your future shareholder reports free of charge by contacting your financial intermediary or, if you invest directly with a Fund, calling (800) 321-8563 to let the Fund know of your request. Your election to receive reports in paper will apply to all funds held in your account.

Visit ftinstitutional.com for fund updates, to access your account, or to find investment insights.

Not FDIC Insured | May Lose Value | No Bank Guarantee

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SEMIANNUAL REPORT

Economic and Market Overview

Global developed and emerging market equities, as measured by the MSCI All Country World Index (USD), posted a -5.99% total return during the six months under review.1 Stocks fell sharply in early 2020 as countries around the world implemented lockdown measures in an effort to slow the spread of the novel coronavirus (COVID-19). Global supply chain disruptions, business and personal restrictions, and subdued consumer spending drove many investors to sell equity holdings in favor of perceived safe investments such as government bonds and cash. While global equities, notably in the U.S., rebounded in April and May amid optimism about easing lockdown restrictions, concerns about a second wave of infections hindered equities in June, as investors weighed the possibility of renewed restrictions.

In the U.S., government mandates to mitigate the COVID-19 pandemic severely impacted the economy beginning in March 2020. As a result, the unemployment rate surged to 14.7% in April, as many businesses, particularly those involved in hospitality, retail and travel, announced mass layoffs.2 According to the National Bureau of Economic Research, the longest U.S. economic expansion in history ended in February 2020 as the country slipped into a severe recession. Nonetheless, near period-end, there were signs that a recovery was underway, as jobless claims fell considerably from their peak in early April, retail sales rose sharply in May, and the unemployment rate fell to 11.1% in June.2 Along with optimism about improved treatments and potential vaccines for COVID-19, the positive economic signals contributed to a significant equity rebound in April and May. However, an increase in COVID-19 infections in many states throughout June pressured U.S. stocks.

The U.S. Federal Reserve (Fed) made significant efforts to support the U.S. economy. In March 2020, as the pandemic began to severely impact the economy and financial markets, the Fed implemented two emergency rate cuts, lowering the federal funds target rate to a range of 0.00%–0.25%, and announced sweeping quantitative easing measures aimed at ensuring credit flow to borrowers and supporting credit markets with unlimited amounts of bond purchasing.

In the eurozone, some analysts forecasted a significant contraction in 2020, particularly in southern European countries, as the magnitude of the economic disruption caused by the pandemic became apparent. European developed market equities, as measured by the MSCI Europe Index (USD), posted a -12.43% total return for the period.1 To stimulate growth, the European Central Bank implemented a broad bond-buying program, and many countries passed fiscal stimulus measures.

Asian developed and emerging market equities, as measured by the MSCI All Country Asia Index (USD), posted a -5.51% total return during the six-month period.1 The onset of the pandemic brought dramatically slower economic activity in Asia, as businesses halted operations and manufacturing and export activity declined sharply in the region’s major economies. Asian markets generally advanced toward period-end, bolstered by fiscal stimulus measures and economies reopening throughout the region.

Emerging market stocks, as measured by the MSCI Emerging Markets Index (USD), posted a -9.67% total return due primarily to the COVID-19 pandemic.1 A sharp decrease in prices for oil and other natural resources also hurt emerging market economies reliant on these exports. In the last quarter of the reporting period, however, investor optimism led to a stock rally, particularly in emerging market countries that had successfully lowered infection rates.

The foregoing information reflects our analysis and opinions as of June 30, 2020. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

1. Source: Morningstar.

2. Source: U.S. Bureau of Labor Statistics

See www.franklintempletondatasources.com for additional data provider information.

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Foreign Smaller Companies Series

This semiannual report for Foreign Smaller Companies Series (Fund) covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in investments of smaller companies located outside the U.S., including emerging markets.

Performance Overview

The Fund posted a -15.70% cumulative total return for the six months under review. In comparison, the MSCI All Country World Index (ACWI) ex USA Small Cap Index, which measures performance of global developed and emerging market small-cap equities, excluding the U.S., posted a -12.61% total return.1 Please note, index performance information is provided for reference and we do not attempt to track the index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 6.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

When choosing equity investments, we apply a bottom-up, value-oriented, long-term approach, focusing on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential impacts of material environmental, social and governance factors (ESG) on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value.

Geographic Composition

Based on Total Net Assets as of 6/30/20

Manager’s Discussion

The Fund had some underperformers during the period under review. Based in the Bahamas, OneSpaWorld Holdings operates spas on cruise ships. The company has a dominant market share in outsourced maritime health and wellness, is significantly larger than its next largest competitor and has been a share gainer over time. The logistics required to staff cruise ship spas on a global basis makes the business very difficult to replicate, an advantage we see strengthening as the industry grows and becomes more complex. Shares declined due to COVID-19 fears and the subsequent impact on travel-related industries. To bolster its financial flexibility, the company has already repatriated approximately 25% of its cruise ship employees (with no related ongoing expenses) and is in the process of repatriating substantially all remaining cruise ship staff. The company has also furloughed approximately 96% of its land-based spa staff in the U.S. and the Caribbean, while eliminating all non-essential operating and capital expenditures.

The share price of Technogym, the world’s second-largest gym equipment manufacturer, declined during the period. The company has a relatively solid global market share, and recent efforts to expand revenue in the U.S. look promising to us. Since its creation, Technogym has built its brand on robust research and technological capabilities, innovative

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 16.

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FOREIGN SMALLER COMPANIES SERIES

design and one of the widest product ranges in the industry. Technogym has experienced strong organic growth, and we believe its pricing power and ongoing focus on efficiencies should continue to lead to high profit margins and free cash flow generation.

The shares of German cooking equipment manufacturer Rational fell after the company reported lower profits in the first quarter and failed to provide guidance for fiscal year 2020, citing uncertainty caused by the COVID-19 pandemic. In our long-term view, we believe there is significant capacity for revenue growth in Europe, but the real opportunity lies in further penetration into North America and Asia, in our analysis.

Conversely, several holdings performed well during the period under review. The shares of Dutch electronic exchange operator Flow Traders rallied to their highest price levels in more than a year as surging volatility and trading volumes helped improve revenue prospects. We believe the stock has continued to offer unique characteristics for the portfolio, including a negative beta and healthy dividend yield, with the firm posed to benefit from numerous long-term growth opportunities and potential acquisition synergies.

Top 10 Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

The Thule Group AB	2.0%
Leisure Products, Sweden

Gerresheimer AG	2.0%
Life Sciences Tools & Services, Germany

Techtronic Industries Co. Ltd.	2.0%
Machinery, Hong Kong

Giant Manufacturing Co. Ltd.	2.0%
Leisure Products, Taiwan

MEITEC Corp.	1.9%
Professional Services, Japan

Huhtamaki OYJ	1.8%
Containers & Packaging, Finland

Logitech International SA	1.7%
Technology Hardware, Storage & Peripherals, Switzerland

Fuji Oil Holdings Inc.	1.7%
Food Products, Japan

Tsumura & Co.	1.7%
Pharmaceuticals, Japan

Interpump Group SpA	1.7%
Machinery, Italy

Portfolio Composition

6/30/20

Sector/Industry	% of Total Net Assets

Machinery	12.6%

Leisure Products	9.5%

Electronic Equipment, Instruments & Components	6.9%

Professional Services	5.1%

Textiles, Apparel & Luxury Goods	5.1%

Capital Markets	4.8%

Food Products	4.6%

Life Sciences Tools & Services	3.5%

Food & Staples Retailing	3.4%

Specialty Retail	3.1%

Technology Hardware, Storage & Peripherals	3.1%

Banks	2.5%

Insurance	2.3%

Containers & Packaging	2.1%

Other	26.3%

Short-Term Investments & Other Net Assets	5.1%

Logitech International is a Switzerland-based computer peripherals manufacturer. Its shares rose after the company’s announcement of strong quarterly results. The company has continued to benefit from novel coronavirus-related work-from-home trends. In May 2020, management announced a dividend increase and substantial share buyback plan, and numerous Wall Street analysts upgraded their price targets.

The share price of Anicom Holdings, which created the insurance market for pets in Japan, rose during the period. We believe the stock has upside potential over a longer-term horizon, as the firm’s dominant market share is a reflection of robust distribution platforms as well as the ability to settle insurance claims over the counter at pet hospitals and clinics, providing an ease of use for policy holders.

Thank you for your continued participation in Foreign Smaller Companies Series. We look forward to serving your future investment needs.

Harlan B. Hodes, CPA

Portfolio Manager

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The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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FOREIGN SMALLER COMPANIES SERIES

Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/20

	Cumulative Total Return	[1]	Average Annual Total Return	[2]

6-Month	-15.70%		-15.70%

1-Year	-9.53%		-9.53%

5-Year	+5.98%		+1.17%

10-Year	+86.12%		+6.41%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at
(800) 321-8563.

See page 7 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses3

1.03%

All investments involve risks, including possible loss of principal. Smaller, midsized and relatively new or unseasoned companies can be particularly sensitive to changing economic conditions, and their prospects for growth are less certain than those of larger, more established companies. Historically, these securities have exhibited greater price volatility than large-company stocks, particularly over the short term. Special risks are associated with foreign investing, including currency fluctuations, economic instability and political developments. Investments in emerging markets involve heightened risks related to the same factors, in addition to those associated with these markets’ smaller size and lesser liquidity. Because the Fund may invest its assets in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current uncertainty concerning the economic consequences of departure of the U.K. from the European Union may increase market volatility. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

3. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

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FOREIGN SMALLER COMPANIES SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value.” You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

	Actual		Hypothetical
	(actual return after expenses)		(5% annual return before expenses)

Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

$1,000	$843.00	$4.77	$1,019.69	$5.22	1.04%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

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International Equity Series

This semiannual report for International Equity Series (Fund) covers the period ended June 30, 2020.

Your Fund’s Goal and Main Investments

The Fund seeks long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in foreign (non-U.S.) equity securities. The Fund invests predominantly in companies located outside the U.S. including companies located in developing market countries.

Performance Overview

The Fund’s Primary shares posted a -15.06% cumulative total return for the six months under review. For comparison, the Fund’s benchmark, the MSCI All Country World Index (ACWI) ex USA Index, which measures stock market performance in global developed and emerging markets excluding the U.S., posted a -10.76% total return for the period under review.1 The Fund’s other benchmark, the MSCI Europe, Australasia, Far East Index (EAFE), which measures stock market performance in global developed markets excluding the U.S. and Canada, posted a -11.07% total return.1 Please note, index performance information is provided for reference and we do not attempt to track an index but rather undertake investments on the basis of fundamental research. You can find the Fund’s long-term performance data in the Performance Summary beginning on page 12.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

Investment Strategy

We employ a bottom-up, value-oriented, long-term investment strategy. We focus on the market price of a company’s securities relative to our evaluation of the company’s long-term earnings, asset value and cash flow potential. This includes an assessment of the potential

Geographic Composition

Based on Total Net Assets as of 6/30/20

impacts of material environmental, social and governance (ESG) factors on the long-term risk and return profile of a company. We also consider a company’s price/earnings ratio, profit margins and liquidation value. We attempt to identify those companies that offer above-average opportunities for capital appreciation in various countries and industries where economic and political factors, including currency movements, are favorable to capital growth.

Manager’s Discussion

The Fund underperformed the MSCI ACWI ex USA Index during a six-month review period punctuated by a historic market selloff from late February into March 2020 as the spreading COVID-19 pandemic led to varying degrees of economic shutdown globally. Stocks recouped some losses after policymakers stepped in with extraordinary stimulus, though the second-quarter 2020 rebound was largely a return to the recent pattern of outperformance for U.S. growth stocks over non-U.S. value stocks. This period posed a challenging performance environment for our strategy, though belying the disappointing results were encouraging signs of progress in the positioning of the Fund. Research productivity has been historically elevated, with many new companies coming onto our database and making their way into the portfolio, as evidenced by high recent turnover. As market conditions have evolved in recent quarters—with risks rising and policy intervention exerting more influence on asset prices—we have sought to actively diversify the Fund’s portfolio among different value types, economic

1. Source: Morningstar.

The index is unmanaged and includes reinvestment of any income or distributions. It does not reflect any fees, expenses or sales charges. One cannot invest directly in an index, and an index is not representative of the Fund’s portfolio.

See www.franklintempletondatasources.com for additional data provider information.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).

The SOI begins on page 23.

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INTERNATIONAL EQUITY SERIES

exposures and risk clusters. By focusing on owning what we believe are long-term winners—cheap, high quality companies that in our analysis have visible paths to success—across a range of themes, we believe we have built a resilient portfolio full of idiosyncratic alpha opportunities.

Turning to performance during the period, stock selection in the communication services sector significantly hurt relative results. Luxembourg-based satellite operator SES reported weaker-than-expected fourth-quarter 2019 results and lowered fiscal-year 2020 revenue and earnings guidance due to disappointing revenue growth in the video business and slowing growth in its networks business. Management also cut the dividend distribution by 50%, citing the need to protect its investment-grade debt rating. We exited the position during the period to invest in what we considered to be more compellingly valued opportunities.

Stock selection in the financials and information technology (IT) sectors also detracted from relative performance, though there were no IT stocks among the biggest individual relative detractors. In financials, stock-specific issues more than offset a favorable underweighted allocation. Four of the Fund’s biggest relative detractors during the period were bank stocks: U.K.-domiciled Standard Chartered, France-based BNP Paribas, Bank of Ireland and Netherlands-based ING Groep. Asia-focused Standard Chartered was the biggest individual detractor, as the company was pressured by escalating turmoil in Hong Kong. We believe management’s recent efforts to de-risk the balance sheet, combined with the bank’s solid core franchise in trade finance and high net worth retail client base, position it well to withstand macro adversity and emerge with its growth strategy intact. Elsewhere in the sector, we exited BNP Paribas and Bank of Ireland during the period and have continued to reduce exposure to financials more broadly. Low interest rates and extreme financial repression remain significant headwinds for earnings growth. Although the sector may not be as vulnerable to systemic crisis as previously, a negative credit cycle remains a material earnings risk, and we continue to believe tighter regulation will hamper banks’ ability to meaningfully enhance shareholder value.

Turning to contributors, stock selection and a favorable overweighting in materials aided relative performance, led by Canadian mining companies Wheaton Precious Metals and Barrick Gold (not part of the index). We began building these positions about five years ago, when the price of gold was below $1,100 per ounce, following the long bear market from its 2011 apex of approximately $1,900. We liked gold

Portfolio Composition

6/30/20

Sector/Industry	% of Total Net Assets

Pharmaceuticals	14.5%

Metals & Mining	5.5%

Multi-Utilities	5.0%

Diversified Telecommunication Services	4.9%

Banks	4.7%

Real Estate Management & Development	4.7%

Technology Hardware, Storage & Peripherals	4.7%

Chemicals	4.2%

Semiconductors & Semiconductor Equipment	4.1%

Oil, Gas & Consumable Fuels	4.0%

Beverages	3.5%

Wireless Telecommunication Services	3.5%

Food & Staples Retailing	3.4%

Industrial Conglomerates	3.2%

Health Care Providers & Services	3.1%

Electronic Equipment, Instruments & Components	3.1%

Automobiles	2.7%

Electrical Equipment	2.1%

Other	14.4%

Other Net Assets	4.7%

exposure for a variety of reasons at the time, including its low correlation to equity markets, its low price relative to ballooning money supply and its hedge-like characteristics in periods of both rising inflation and significant deflation. Specifically, we favored Wheaton Precious Metals and Barrick Gold for their undemanding valuations, unique business models, high-quality assets and leading industry positions. Their stocks have been among the Fund’s top performers on near-, medium- and longer-term horizons and did particularly well in the first half of 2020, as the price of gold touched its highest levels in nearly eight years.

Stock selection and a modest overweighting in the generally considered defensive utilities sector also helped relative performance, led by German power producer E.ON, which helped reduce volatility during a tumultuous period. We continue to believe in the diversified portfolio benefits from exposure to E.ON’s simple, regulated return business, which we believe has the potential to generate healthy annual earnings and dividend-per-share growth over a long-term investment horizon.

From a regional standpoint, stock selection and a modest overweighting in Asia detracted from the Fund’s relative performance, pressured by losses in China and Japan. Stock

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INTERNATIONAL EQUITY SERIES

selection and an overweighting in Europe also hurt relative results, as weakness in the U.K. and the Netherlands more than offset strength in Germany. Conversely, stock selection and an underweighting in North America, notably in Canada, contributed to relative performance.

Top 10 Holdings

6/30/20

Company Sector/Industry, Country	% of Total Net Assets

Bayer AG Pharmaceuticals, Germany	3.4%

Deutsche Telekom AG Diversified Telecommunication Services, Germany	3.3%

E.ON SE Multi-Utilities, Germany	3.3%

Sanofi Pharmaceuticals, France	3.0%

Samsung Electronics Co. Ltd. Technology Hardware, Storage & Peripherals, South Korea	2.9%

Takeda Pharmaceutical Co. Ltd. Pharmaceuticals, Japan	2.8%

Roche Holding AG Pharmaceuticals, Switzerland	2.7%

Novartis AG Pharmaceuticals, Switzerland	2.6%

Fresenius Medical Care AG & Co. KGaA Health Care Providers & Services, Germany	2.5%

Kirin Holdings Co. Ltd. Beverages, Japan	2.4%

Thank you for your continued participation in International Equity Series. We look forward to serving your future investment needs.

Antonio T. Docal, CFA

Lead Portfolio Manager

Peter A. Nori, CFA

Matthew R. Nagle, CFA

Portfolio Management Team

CFA® is a trademark owned by CFA Institute.

The foregoing information reflects our analysis, opinions and portfolio holdings as of June 30, 2020, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of June 30, 2020

The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 6/30/201

Share Class	Cumulative Total Return[2]	Average Annual Total Return[3]

Primary
6-Month	-15.06%	-15.06%

1-Year	-10.81%	-10.81%

5-Year	-7.54%	-1.56%

10-Year	+39.53%	+3.39%

Service
6-Month	-15.07%	-15.07%

1-Year	-10.92%	-10.92%

5-Year	-8.24%	-1.70%

10-Year	+37.50%	+3.24%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to ftinstitutional.com or call a Franklin Templeton Institutional Services representative at (800) 321-8563.

See page 13 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Annual Operating Expenses4

Share Class	With Fee Waiver	Without Fee Waiver

Primary	0.81%	0.83%

Service	0.96%	0.98%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Foreign investing involves special risks, including currency fluctuations, economic instability and political developments. Investments in developing markets involve heightened risks related to the same factors, in addition to those associated with these markets’ small or midcap size and lesser liquidity. Because the Fund may invest in companies in a specific region, including Europe, it is subject to greater risks of adverse developments in that region and/or the surrounding regions than a fund that is more broadly diversified geographically. Political, social or economic disruptions in the region, even in countries in which the Fund is not invested, may adversely affect the value of securities held by the Fund. Current uncertainty concerning the economic consequences of the departure of the U.K. from the European Union may increase market volatility. Value securities may not increase in price as anticipated or may decline further in value. Unexpected events and their aftermaths, such as the spread of deadly diseases; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen. The Fund’s prospectus also includes a description of the main investment risks.

1. The Fund has an expense reduction contractually guaranteed through 4/30/21. Fund investment results reflect the expense reduction; without this reduction, the results would have been lower.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, if any, has not been annualized.

4. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

See www.franklintempletondatasources.com for additional data provider information.

ftinstitutional.com	Semiannual Report	13

INTERNATIONAL EQUITY SERIES

Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions, if applicable; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, if applicable, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

		Actual (actual return after expenses)		Hypothetical (5% annual return before expenses)
Share Class	Beginning Account Value 1/1/20	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Ending Account Value 6/30/20	Expenses Paid During Period 1/1/20–6/30/201, [2]	Net Annualized Expense Ratio[2]

Primary Shares	$1,000	$849.40	$3.86	$1,020.69	$4.22	0.84%
Service Shares	$1,000	$849.30	$4.55	$1,019.94	$4.97	0.99%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above—in the far right column—multiplied by the simple average account value over the period indicated, and then multiplied by 182/366 to reflect the one-half year period.

2. Reflects expenses after fee waivers and expense reimbursements. Does not include acquired fund fees and expenses.

14	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

Foreign Smaller Companies Series

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,

		2019	2018	2017	2016	2015

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$21.40	$17.96	$25.08	$19.93	$20.90	$20.80

Income from investment operations[a]:

Net investment income[b]	0.07	0.30	0.37	0.30	0.29	0.28

Net realized and unrealized gains (losses)	(3.43)	3.79	(4.97)	6.49	(0.48)	0.12

Total from investment operations	(3.36)	4.09	(4.60)	6.79	(0.19)	0.40

Less distributions from:

Net investment income	—	(0.37)	(0.21)	(0.68)	(0.41)	(0.28)

Net realized gains	—	(0.28)	(2.31)	(0.96)	(0.37)	(0.02)

Total distributions	—	(0.65)	(2.52)	(1.64)	(0.78)	(0.30)

Net asset value, end of period	$18.04	$21.40	$17.96	$25.08	$19.93	$20.90

Total return[c]	(15.70)%	22.86%	(18.48)%	34.18%	(0.85)%	1.88%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.04%	1.02%	1.01%	0.99%	0.99%	0.98%

Expenses net of waiver and payments by affiliates	1.04% [e]	1.02% [e]	1.00% [f]	0.98% [f]	0.98% [f]	0.98% [e,f]

Net investment income	0.73%	1.48%	1.54%	1.28%	1.44%	1.28%

Supplemental data

Net assets, end of period (000’s)	$559,236	$782,971	$739,576	$1,040,180	$931,879	$1,260,407

Portfolio turnover rate	19.24%	39.48%	34.10%	25.97%	21.36%	29.11%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	15

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2020 (unaudited)

Foreign Smaller Companies Series

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests 94.4%
Argentina 0.7%
[a] Livent Corp.	Chemicals	658,900	$4,058,824

Bahamas 0.9%
OneSpaWorld Holdings Ltd.	Diversified Consumer Services	972,905	4,640,757
[a] OneSpaWorld Holdings Ltd., wts., 3/19/24	Diversified Consumer Services	202,835	202,835

			4,843,592

Belgium 2.0%
Barco NV	Electronic Equipment, Instruments & Components	45,180	7,977,477
[a] Kinepolis Group NV	Entertainment	66,508	3,012,659

			10,990,136

Bermuda 0.6%
Axis Capital Holdings Ltd.	Insurance	87,130	3,533,993

Brazil 2.9%
Camil Alimentos SA	Food Products	3,597,100	7,423,385
Grendene SA	Textiles, Apparel & Luxury Goods	1,961,000	2,643,858
M Dias Branco SA	Food Products	821,200	6,133,927

			16,201,170

Canada 4.6%
Canaccord Genuity Group Inc.	Capital Markets	1,180,238	6,007,473
[a,b] Canada Goose Holdings Inc.	Textiles, Apparel & Luxury Goods	118,000	2,739,759
Canadian Western Bank	Banks	376,697	6,562,472
Computer Modelling Group Ltd.	Energy Equipment & Services	1,290,704	4,516,109
The North West Co. Inc.	Food & Staples Retailing	278,400	6,086,636

			25,912,449

China 3.4%
[a] Goodbaby International Holdings Ltd.	Household Durables	14,477,600	1,633,995
Greatview Aseptic Packaging Co. Ltd.	Containers & Packaging	5,732,200	2,031,542
Hollysys Automation Technologies Ltd.	Electronic Equipment, Instruments & Components	342,100	4,549,930
[a] Shanghai Haohai Biological Technology Co. Ltd., H	Biotechnology	564,000	2,602,892
[b] Xiabuxiabu Catering Management China Holdings Co. Ltd.	Hotels, Restaurants & Leisure	3,258,000	3,231,752
Xtep International Holdings Ltd.	Textiles, Apparel & Luxury Goods	14,657,444	4,915,358

			18,965,469

Denmark 0.6%
[a] Matas AS	Specialty Retail	394,249	3,497,831

Finland 2.5%
Fiskars OYJ Abp	Household Durables	125,674	1,448,795
[a] Huhtamaki OYJ	Containers & Packaging	258,001	10,205,831
Metso Outotec Oyj	Machinery	464,390	2,574,857

			14,229,483

16	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
France 2.4%
Beneteau SA	Leisure Products	377,944	$2,703,490
[a] Nexans SA	Electrical Equipment	106,232	4,942,137
[a] Solutions 30 SE	IT Services	393,525	5,675,963

			13,321,590

Germany 6.5%
Gerresheimer AG	Life Sciences Tools & Services	122,536	11,323,210
Grand City Properties SA	Real Estate Management & Development	261,045	6,036,975
[a] Jenoptik AG	Electronic Equipment, Instruments & Components	215,335	5,030,197
Rational AG	Machinery	12,855	7,203,147
Stabilus SA	Machinery	134,656	7,066,838

			36,660,367

Greece 0.5%
JUMBO SA	Specialty Retail	149,364	2,684,728

Hong Kong 4.0%
Johnson Electric Holdings Ltd.	Auto Components	1,668,241	2,966,975
Techtronic Industries Co. Ltd.	Machinery	1,143,500	11,314,342
Value Partners Group Ltd.	Capital Markets	7,867,000	4,010,357
VTech Holdings Ltd.	Communications Equipment	636,200	3,832,554

			22,124,228

Indonesia 0.9%
PT XL Axiata Tbk	Wireless Telecommunication Services	26,437,500	5,171,296

Italy 5.5%
[a] Brunello Cucinelli SpA	Textiles, Apparel & Luxury Goods	89,696	2,671,795
Interpump Group SpA	Machinery	317,789	9,473,681
[a] Marr SpA	Food & Staples Retailing	240,426	3,616,832
[a] Sanlorenzo SpA/Ameglia	Leisure Products	398,605	6,801,353
[a] Technogym SpA	Leisure Products	977,680	8,181,776

			30,745,437

Japan 24.0%
Anicom Holdings Inc.	Insurance	221,400	9,405,534
Asahi Co. Ltd.	Specialty Retail	242,300	3,352,099
Asics Corp.	Textiles, Apparel & Luxury Goods	563,700	6,444,774
Bunka Shutter Co. Ltd.	Building Products	410,700	2,844,316
Daibiru Corp.	Real Estate Management & Development	520,900	4,773,332
Dowa Holdings Co. Ltd.	Metals & Mining	96,900	2,941,167
en-japan Inc.	Professional Services	144,300	3,591,857
Fuji Oil Holdings Inc.	Food Products	370,200	9,525,412
Hosokawa Micron Corp.	Machinery	81,300	4,306,020
Idec Corp.	Electrical Equipment	303,500	4,856,435
IDOM Inc.	Specialty Retail	940,800	4,335,920
Kobayashi Pharmaceutical Co. Ltd.	Personal Products	65,000	5,715,083
MEITEC Corp.	Professional Services	212,000	10,256,800
Morita Holdings Corp.	Machinery	226,800	3,959,037
Nichiha Corp.	Building Products	330,800	7,066,978

ftinstitutional.com	Semiannual Report	17

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Japan (continued)
Nihon Parkerizing Co. Ltd.	Chemicals	341,600	$3,431,370
Nissei Asb Machine Co., Ltd.	Machinery	143,200	4,265,169
Qol Co. Ltd.	Food & Staples Retailing	559,200	5,878,292
Seria Co. Ltd.	Multiline Retail	121,600	4,337,074
Square Enix Holdings Co. Ltd.	Entertainment	138,200	7,001,782
Tadano Ltd.	Machinery	382,000	3,191,960
Taiyo Holdings Co. Ltd.	Chemicals	60,200	2,779,976
TechnoPro Holdings Inc.	Professional Services	115,900	6,690,858
Tsumura & Co.	Pharmaceuticals	362,900	9,504,540
Zojirushi Corp.	Household Durables	278,200	3,529,117

			133,984,902

Netherlands 5.2%
Aalberts NV	Machinery	93,041	3,050,620
[a] Accell Group NV	Leisure Products	162,161	4,031,904
[a] Arcadis NV	Construction & Engineering	229,922	4,167,372
Flow Traders	Capital Markets	258,170	9,236,399
Intertrust NV	Professional Services	505,652	8,611,630

			29,097,925

South Korea 1.4%
BNK Financial Group Inc.	Banks	786,579	3,312,826
DGB Financial Group Inc.	Banks	1,010,352	4,356,207

			7,669,033

Spain 0.8%
Construcciones y Auxiliar de Ferrocarriles SA	Machinery	125,728	4,572,144

Sweden 4.9%
[a] Cloetta AB, B	Food Products	1,024,180	2,617,091
[a] Dometic Group AB	Auto Components	843,618	7,622,808
[a] Granges AB	Metals & Mining	759,965	6,058,153
[c] The Thule Group AB, Reg S	Leisure Products	446,571	11,337,798

			27,635,850

Switzerland 6.3%
Bucher Industries AG	Machinery	30,506	8,811,688
Landis+Gyr Group AG	Electronic Equipment, Instruments & Components	66,292	4,294,410
[b] Logitech International SA	Technology Hardware, Storage & Peripherals	146,100	9,528,642
[a] Siegfried Holding AG	Life Sciences Tools & Services	6,484	2,950,687
Tecan Group AG	Life Sciences Tools & Services	15,738	5,577,696
[a] Zur Rose Group AG	Food & Staples Retailing	14,647	4,007,934

			35,171,057

Taiwan 8.8%
Chicony Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	2,708,037	7,872,303
Giant Manufacturing Co. Ltd.	Leisure Products	1,201,482	10,830,972
King Yuan Electronics Co. Ltd.	Semiconductors & Semiconductor Equipment	6,727,000	7,900,582
Merida Industry Co. Ltd.	Leisure Products	1,272,000	8,720,719

18	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

	Industry	Shares/ Warrants	Value

Common Stocks and Other Equity Interests (continued)
Taiwan (continued)
Nien Made Enterprise Co. Ltd.	Household Durables	341,000	$3,351,907
Quang Viet Enterprise Co. Ltd.	Textiles, Apparel & Luxury Goods	741,000	3,456,203
Tripod Technology Corp.	Electronic Equipment, Instruments & Components	1,524,000	6,838,236

			48,970,922

Thailand 0.9%
Hana Microelectronics PCL, fgn	Electronic Equipment, Instruments & Components	5,526,900	5,011,721
United Kingdom 4.1%
Coats Group PLC	Textiles, Apparel & Luxury Goods	3,482,467	2,423,762
Greggs PLC	Hotels, Restaurants & Leisure	242,520	4,863,799
Man Group PLC	Capital Markets	4,404,471	7,130,440
Oxford Instruments PLC	Electronic Equipment, Instruments & Components	269,731	4,793,362
[a] Watches of Switzerland Group PLC	Specialty Retail	1,016,840	3,534,063

			22,745,426

Total Common Stocks and Other Equity Interests (Cost $438,187,805)			527,799,573

Preferred Stocks (Cost $1,346,758) 0.5%
Brazil 0.5%
[d] Alpargatas SA, 0.189%, pfd	Textiles, Apparel & Luxury Goods	510,600	2,749,847

Total Investments before Short Term Investments (Cost $439,534,563)			530,549,420

		Principal Amount

Short Term Investments 4.5%

U.S. Government and Agency Securities (Cost $15,600,000) 2.8%
United States 2.8%
[e] FHLB, 7/01/20		$15,600,000	15,600,000

		Shares

[f] Investments from Cash Collateral Received for Loaned Securities 1.7%
Money Market Funds (Cost $9,750,707) 1.7%
United States 1.7%
[g,h] Institutional Fiduciary Trust Money Market Portfolio, 0.00%		9,750,707	9,750,707

Total Investments (Cost $464,885,270) 99.4%			555,900,127

Other Assets, less Liabilities 0.6%			3,335,942

Net Assets 100.0%			$559,236,069

ftinstitutional.com	Semiannual Report	19

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

Foreign Smaller Companies Series (continued)

See Abbreviations on page 38.

aNon-income producing.

bA portion or all of the security is on loan at June 30, 2020. See Note 1(c).

cSecurity was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2020, the value of this security was $11,337,798, representing 2.0% of net assets.

dVariable rate security. The rate shown represents the yield at period end.

eThe security was issued on a discount basis with no stated coupon rate.

fSee Note 1(c) regarding securities on loan.

gSee Note 3(d) regarding investments in affiliated management investment companies.

hThe rate shown is the annualized seven-day effective yield at period end.

20	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

    TEMPLETON INSTITUTIONAL FUNDS

Financial Highlights

International Equity Series

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,

		2019	2018	2017	2016	2015

Primary Shares

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.54	$14.87	$21.99	$18.65	$19.05	$20.05

Income from investment operations[a]:

Net investment income[b]	0.16	0.64	0.42	0.45	0.45	0.45

Net realized and unrealized gains (losses)	(2.50)	1.06	(3.66)	3.81	(0.20)	(0.98)

Total from investment operations	(2.34)	1.70	(3.24)	4.26	0.25	(0.53)

Less distributions from:

Net investment income	—	(1.02)	(0.42)	(0.64)	(0.46)	(0.47)

Net realized gains	—	(0.01)	(3.46)	(0.28)	(0.19)	—

Total distributions	—	(1.03)	(3.88)	(0.92)	(0.65)	(0.47)

Net asset value, end of period	$13.20	$15.54	$14.87	$21.99	$18.65	$19.05

Total return[c]	(15.06)%	11.57%	(14.87)%	22.92%	1.30%	(2.67)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	0.86%	0.82%	0.80%	0.78%	0.78%	0.78%

Expenses net of waiver and payments by affiliates	0.84%	0.82% [e]	0.80% [e,f]	0.78% [e]	0.78% [e]	0.78% [e]

Net investment income	2.38%	4.13%	1.98%	2.13%	2.44%	2.16%

Supplemental data

Net assets, end of period (000’s)	$777,000	$1,695,980	$2,785,308	$4,412,494	$4,539,205	$5,077,937

Portfolio turnover rate	47.42%	36.83% [g]	25.60% [g]	16.39% [g]	14.88%	16.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	21

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL HIGHLIGHTS

International Equity Series (continued)

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31,

		2019	2018	2017	2016	2015

Service Shares

Per share operating performance (for a share outstanding throughout the period)

Net asset value, beginning of period	$15.79	$14.97	$22.07	$18.72	$19.11	$20.11

Income from investment operations[a]:

Net investment income[b]	0.16	0.98	0.38	0.39	0.42	0.36

Net realized and unrealized gains (losses)	(2.54)	0.70	(3.66)	3.85	(0.20)	(0.92)

Total from investment operations	(2.38)	1.68	(3.28)	4.24	0.22	(0.56)

Less distributions from:

Net investment income	—	(0.85)	(0.36)	(0.61)	(0.42)	(0.44)

Net realized gains	—	(0.01)	(3.46)	(0.28)	(0.19)	—

Total distributions	—	(0.86)	(3.82)	(0.89)	(0.61)	(0.44)

Net asset value, end of period	$13.41	$15.79	$14.97	$22.07	$18.72	$19.11

Total return[c]	(15.07)%	11.34%	(15.01)%	22.73%	1.15%	(2.80)%

Ratios to average net assets[d]

Expenses before waiver and payments by affiliates	1.01%	0.97%	0.95%	0.93%	0.93%	0.93%

Expenses net of waiver and payments by affiliates	0.99%	0.97% [e]	0.95% [e,f]	0.93% [e]	0.93% [e]	0.93% [e]

Net investment income	2.23%	3.98%	1.83%	1.98%	2.29%	2.01%

Supplemental data

Net assets, end of period (000’s)	$391	$700	$5,375	$14,164	$8,624	$12,525

Portfolio turnover rate	47.42%	36.83% [g]	25.60% [g]	16.39% [g]	14.88%	16.16%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.

bBased on average daily shares outstanding.

cTotal return is not annualized for periods less than one year.

dRatios are annualized for periods less than one year.

eBenefit of waiver and payments by affiliates rounds to less than 0.01%.

fBenefit of expense reduction rounds to less than 0.01%.

gExcludes the value of portfolio securities delivered as a result of a redemption in-kind. See Note 10.

22	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Statement of Investments, June 30, 2020 (unaudited)

International Equity Series

	Industry	Shares	Value

Common Stocks 95.3%
Canada 3.9%
Barrick Gold Corp.	Metals & Mining	538,100	$14,496,414
Wheaton Precious Metals Corp.	Metals & Mining	365,181	16,061,992

			30,558,406

China 2.8%
[a] Alibaba Group Holding Ltd., ADR	Internet & Direct Marketing Retail	27,100	5,845,470
China Telecom Corp. Ltd., H	Diversified Telecommunication Services	10,942,481	3,073,686
Sinopharm Group Co. Ltd., H	Health Care Providers & Services	1,862,376	4,788,059
Yum China Holdings Inc.	Hotels, Restaurants & Leisure	163,600	7,864,252

			21,571,467

Denmark 0.7%
AP Moeller-Maersk A/S, B	Marine	4,769	5,588,751

France 8.5%
Air Liquide SA	Chemicals	54,946	7,943,756
[a] Cie Generale des Etablissements Michelin SCA	Auto Components	114,203	11,902,666
Sanofi	Pharmaceuticals	225,733	23,019,240
Total SA	Oil, Gas & Consumable Fuels	255,797	9,862,251
Veolia Environnement SA	Multi-Utilities	578,776	13,068,269

			65,796,182

Germany 16.6%
[a] Adidas AG	Textiles, Apparel & Luxury Goods	13,779	3,632,532
Bayer AG	Pharmaceuticals	354,762	26,293,862
Covestro AG	Chemicals	216,592	8,248,874
Deutsche Telekom AG	Diversified Telecommunication Services	1,535,328	25,759,343
E.ON SE	Multi-Utilities	2,251,864	25,416,054
[a] Fresenius Medical Care AG & Co. KGaA	Health Care Providers & Services	228,516	19,657,448
Infineon Technologies AG	Semiconductors & Semiconductor Equipment	236,872	5,549,935
Siemens AG	Industrial Conglomerates	125,046	14,746,255

			129,304,303

Hong Kong 7.0%
AIA Group Ltd.	Insurance	1,660,200	15,535,388
CK Asset Holdings Ltd.	Real Estate Management & Development	2,570,394	15,414,015
CK Hutchison Holdings Ltd.	Industrial Conglomerates	1,635,294	10,589,420
Sun Hung Kai Properties Ltd.	Real Estate Management & Development	730,500	9,332,245
Swire Pacific Ltd., A	Real Estate Management & Development	738,800	3,926,529

			54,797,597

India 1.0%
Housing Development Finance Corp. Ltd.	Thrifts & Mortgage Finance	320,571	7,449,884

Italy 0.8%
Eni SpA	Oil, Gas & Consumable Fuels	664,765	6,371,875

Japan 29.4%
East Japan Railway Co.	Road & Rail	164,500	11,399,068
Hitachi Ltd.	Electronic Equipment, Instruments & Components	237,600	7,552,074
Honda Motor Co. Ltd.	Automobiles	361,600	9,348,705
Isuzu Motors Ltd.	Automobiles	1,302,500	11,836,256

ftinstitutional.com	Semiannual Report	23

TEMPLETON INSTITUTIONAL FUNDS

STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)
Japan (continued)
KDDI Corp.	Wireless Telecommunication Services	607,500	$18,126,064
Kirin Holdings Co. Ltd.	Beverages	892,500	18,813,671
Komatsu Ltd.	Machinery	675,900	13,842,783
Kyocera Corp.	Electronic Equipment, Instruments & Components	292,300	15,955,067
Matsumotokiyoshi Holdings Co. Ltd.	Food & Staples Retailing	344,300	12,511,379
Mitsubishi Electric Corp.	Electrical Equipment	1,250,600	16,334,419
Mitsui Fudosan Co. Ltd.	Real Estate Management & Development	436,590	7,755,902
Seven & i Holdings Co. Ltd.	Food & Staples Retailing	427,500	13,985,031
Sony Corp.	Household Durables	203,800	14,068,340
Sumitomo Metal Mining Co. Ltd.	Metals & Mining	444,500	12,521,470
Sumitomo Mitsui Financial Group Inc.	Banks	494,200	13,947,209
Suntory Beverage & Food Ltd.	Beverages	221,379	8,637,817
Takeda Pharmaceutical Co. Ltd.	Pharmaceuticals	617,028	22,168,542

			228,803,797

Netherlands 2.3%
ING Groep NV	Banks	631,200	4,399,643
NXP Semiconductors NV	Semiconductors & Semiconductor Equipment	117,796	13,433,456

			17,833,099

Norway 2.7%
Equinor ASA	Oil, Gas & Consumable Fuels	572,540	8,249,835
Yara International ASA	Chemicals	355,460	12,395,184

			20,645,019

Singapore 1.2%
Singapore Telecommunications Ltd.	Diversified Telecommunication Services	5,271,476	9,377,755

South Korea 4.0%
KB Financial Group Inc.	Banks	298,211	8,464,821
Samsung Electronics Co. Ltd.	Technology Hardware, Storage & Peripherals	509,531	22,616,085

			31,080,906

Switzerland 5.3%
Novartis AG	Pharmaceuticals	231,378	20,157,886
Roche Holding AG	Pharmaceuticals	60,395	20,923,820

			41,081,706

Taiwan 3.5%
Catcher Technology Co. Ltd.	Technology Hardware, Storage & Peripherals	1,806,000	13,725,955
Taiwan Semiconductor Manufacturing Co. Ltd.	Semiconductors & Semiconductor Equipment	1,249,492	13,382,746

			27,108,701

United Kingdom 5.6%
BAE Systems PLC	Aerospace & Defense	2,334,966	13,961,271
BP PLC	Oil, Gas & Consumable Fuels	1,591,673	6,097,518
Johnson Matthey PLC	Chemicals	184,524	4,805,534
Standard Chartered PLC	Banks	1,799,401	9,753,789

24	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

    STATEMENT OF INVESTMENTS (UNAUDITED)

International Equity Series (continued)

	Industry	Shares	Value

Common Stocks (continued)
United Kingdom (continued)
Vodafone Group PLC	Wireless Telecommunication Services	5,648,247	$8,978,987

			43,597,099

Total Common Stocks (Cost $627,738,655)			740,966,547

Other Assets, less Liabilities 4.7%			36,424,710

Net Assets 100.0%			$777,391,257

See Abbreviations on page 38.

aNon-income producing.

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	25

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

June 30, 2020 (unaudited)

	Foreign Smaller Companies Series	International Equity Series

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$455,134,563	$627,738,655
Cost - Non-controlled affiliates (Note 3d)	9,750,707	—

Value - Unaffiliated issuers+	$546,149,420	$740,966,547
Value - Non-controlled affiliates (Note 3d)	9,750,707	—
Cash	10,282,699	—
Receivables:
Investment securities sold	1,135,784	32,029,674
Capital shares sold	164,782	900,034
Dividends	1,779,990	10,674,174
European Union tax reclaims	858,764	7,166,919
Other assets	581	1,214

Total assets	570,122,727	791,738,562

Liabilities:
Payables:
Investment securities purchased	174,550	2,288,130
Capital shares redeemed	386,918	250,306
Management fees	454,710	542,898
Transfer agent fees	5,815	26,240
Trustees’ fees and expenses	233	23,745
Funds advanced by custodian	—	10,979,172
Payable upon return of securities loaned	9,750,707	—
Deferred tax	—	13,128
Accrued expenses and other liabilities	113,725	223,686

Total liabilities	10,886,658	14,347,305

Net assets, at value	$559,236,069	$777,391,257

Net assets consist of:
Paid-in capital	$488,265,175	$660,726,047
Total distributable earnings (losses)	70,970,894	116,665,210

Net assets, at value	$559,236,069	$777,391,257

Shares outstanding	31,005,370	—
Net asset value per share	$18.04	$ —
Primary Shares:
Net assets, at value		$777,000,188
Shares outstanding		58,853,397
Net asset value per share		$13.20
Service Shares:
Net assets, at value		$ 391,069
Shares outstanding		29,171
Net asset value per share		$13.41

+Includes securities loaned	$ 10,832,762	$ —

26	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Operations

for the six months ended June 30, 2020 (unaudited)

	Foreign Smaller Companies Series	International Equity Series

Investment income:
Dividends:(net of foreign taxes)*
Unaffiliated issuers	$ 5,188,148	$ 17,625,349
Non-controlled affiliates (Note 3d)	—	90,235
Interest:
Unaffiliated issuers	86,006	12,109
Income from securities loaned:
Unaffiliated entities (net of fees and rebates)	44,943	1,052
Non-controlled affiliates (Note 3d)	5,489	4,724

Total investment income	5,324,586	17,733,469

Expenses:
Management fees (Note 3a)	2,856,923	4,260,696
Transfer agent fees (Note 3c)	76,893	—
Transfer agent fees: (Note 3c)
Primary Shares	—	146,665
Service Shares	—	50
Sub-transfer agent fees - Service Shares (Note 3c)	—	387
Custodian fees (Note 4)	48,948	68,773
Reports to shareholders	10,881	14,643
Registration and filing fees	19,215	35,595
Professional fees	52,027	75,561
Trustees’ fees and expenses	40,781	108,424
Other	15,963	14,633

Total expenses	3,121,631	4,725,427
Expenses waived/paid by affiliates (Note 3d and 3e)	(5,288)	(116,142)

Net expenses	3,116,343	4,609,285

Net investment income	2,208,243	13,124,184

Realized and unrealized gains (losses):
Net realized gain (loss) from:
Investments:#
Unaffiliated issuers	(6,379,622)	(19,189,104)
Foreign currency transactions	(190,668)	(26,893)

Net realized gain (loss)	(6,570,290)	(19,215,997)

Net change in unrealized appreciation (depreciation) on:
Investments:
Unaffiliated issuers	(114,364,218)	(232,396,071)
Translation of other assets and liabilities denominated in foreign currencies	(9,737)	15,578
Change in deferred taxes on unrealized appreciation	—	(13,128)

Net change in unrealized appreciation (depreciation)	(114,373,955)	(232,393,621)

Net realized and unrealized gain (loss)	(120,944,245)	(251,609,618)

Net increase (decrease) in net assets resulting from operations	$(118,736,002)	$(238,485,434)

*Foreign taxes withheld on dividends	$ 675,068	$ 2,119,526
#Net of foreign taxes	$ —	$ 4,852

ftinstitutional.com	The accompanying notes are an integral part of these financial statements. | Semiannual Report	27

TEMPLETON INSTITUTIONAL FUNDS

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Foreign Smaller Companies Series		International Equity Series

	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019	Six Months Ended June 30, 2020 (unaudited)	Year Ended December 31, 2019

Increase (decrease) in net assets:
Operations:
Net investment income	$ 2,208,243	$ 11,895,673	$ 13,124,184	$ 98,629,747
Net realized gain (loss)	(6,570,290)	3,120,067	(19,215,997)	108,505,678
Net change in unrealized appreciation (depreciation)	(114,373,955)	149,654,268	(232,393,621)	42,791,765

Net increase (decrease) in net assets resulting from operations	(118,736,002)	164,670,008	(238,485,434)	249,927,190

Distributions to shareholders	—	(24,074,759)	—	—
Primary Shares	—	—	—	(110,720,036)
Service Shares	—	—	—	(37,634)

Total distributions to shareholders	—	(24,074,759)	—	(110,757,670)

Capital share transactions (Note 2)	(104,998,569)	(97,200,893)	—	—
Primary Shares	—	—	(680,590,044)	(1,228,181,281)
Service Shares	—	—	(213,758)	(4,991,010)

Total capital share transactions	(104,998,569)	(97,200,893)	(680,803,802)	(1,233,172,291)

Net increase (decrease) in net assets	(223,734,571)	43,394,356	(919,289,236)	(1,094,002,771)
Net assets:
Beginning of period	782,970,640	739,576,284	1,696,680,493	2,790,683,264

End of period	$ 559,236,069	$782,970,640	$ 777,391,257	$1,696,680,493

28	Semiannual Report | The accompanying notes are an integral part of these financial statements.	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

Notes to Financial Statements (unaudited)

1. Organization and Significant Accounting Policies

Templeton Institutional Funds (Trust) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company, consisting of two separate funds (Funds) and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). International Equity Series offers Primary and Service Shares. Each class of shares may differ by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Funds calculate the net asset value (NAV) per share each business day as of 4 p.m. Eastern time or the regularly scheduled close of the New York Stock Exchange (NYSE), whichever is earlier. Under compliance policies and procedures approved by the Trust’s Board of Trustees (the Board), the Funds’ administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Equity securities listed on an exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of 4 p.m. Eastern time. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at 4 p.m. Eastern time on the day that the value of the security is determined. Over-the-counter (OTC) securities are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Debt securities generally trade in the OTC market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

Investments in open-end mutual funds are valued at the closing NAV.

The Funds have procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Trading in securities on foreign securities stock exchanges and OTC markets may be completed before 4 p.m. Eastern time. In addition, trading in certain foreign markets may not take place on every Funds’ business day. Events can occur between the time at which trading in a foreign security is completed and 4 p.m. Eastern time that might call into question the reliability of the value of a portfolio security held by the Fund. As a result, differences may arise between the value of the Funds’ portfolio securities as determined at the foreign market close and the latest indications of value at 4 p.m. Eastern time. In order to minimize the potential for these differences, an independent pricing service may be used to adjust the value of the Funds’ portfolio securities to the latest indications of fair value at 4 p.m. Eastern time. At

ftinstitutional.com	Semiannual Report	29

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

1. Organization and Significant Accounting Policies (continued)

a. Financial Instrument Valuation (continued)

June 30, 2020, certain securities may have been fair valued using these procedures, in which case the securities were categorized as Level 2 inputs within the fair value hierarchy. See the Fair Value Measurements note for more information.

When the last day of the reporting period is a non-business day, certain foreign markets may be open on those days that the Funds’ NAV is not calculated, which could result in differences between the value of the Funds’ portfolio securities on the last business day and the last calendar day of the reporting period. Any significant security valuation changes due to an open foreign market are adjusted and reflected by the Funds for financial reporting purposes.

b. Foreign Currency Translation

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. The Funds may enter into foreign currency exchange contracts to facilitate transactions denominated in a foreign currency. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Portfolio securities and assets and liabilities denominated in foreign currencies contain risks that those currencies will decline in value relative to the U.S. dollar. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Board.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statements of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. Securities Lending

Certain or all Funds participate in an agency based securities lending program to earn additional income. The Fund receives collateral in the form of cash and/or U.S. Government and Agency securities against the loaned securities in an amount equal to at least 102% of the fair value of the loaned securities. Collateral is maintained over the life of the loan in an amount not less than 100% of the fair value of loaned securities, as determined at the close of Fund business each day; any additional collateral required due to changes in security values is delivered to the Fund on the next business day. Any cash collateral received is deposited into a joint cash account with other funds and is used to invest in a money market fund managed by Franklin Advisers, Inc., an affiliate of the Funds. Additionally, the Fund received $1,660,283 in U.S. Government and Agency securities as collateral. The Fund may receive income from the investment of cash collateral, in addition to lending fees and rebates paid by the borrower. Income from securities loaned, net of fees paid to the securities lending agent and/or third-party vendor, is reported separately in the Statements of Operations. The Fund bears the market risk with respect to any cash collateral investment, securities loaned, and the risk that the agent may default on its obligations to the Fund. If the borrower defaults on its obligation to return the securities loaned, the Fund has the right to repurchase the securities in the open market using the collateral received. The securities lending agent has agreed to indemnify the Fund in the event of default by a third party borrower. At June 30, 2020, International Equity Series had no securities on loan.

d. Income and Deferred Taxes

It is each Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each Fund intends to distribute to shareholders substantially all of its taxable income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Funds may be subject to foreign taxation related to income received, capital gains on the sale of securities and certain foreign currency transactions in the foreign jurisdictions in which the Funds invest. Foreign taxes, if any,

30	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

are recorded based on the tax regulations and rates that exist in the foreign markets in which the Funds invest. When a capital gain tax is determined to apply, certain or all Funds record an estimated deferred tax liability in an amount that would be payable if the securities were disposed of on the valuation date.

As a result of several court cases, in certain countries across the European Union, certain or all Funds filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (EU reclaims). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Income recognized, if any, for EU reclaims is reflected as other income in the Statements of Operations and any related receivable, if any, is reflected as European Union tax reclaims in the Statements of Assets and Liabilities. When uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these EU reclaims, and the potential timing of payment, no amounts are reflected in the financial statements. For U.S. income tax purposes, EU reclaims received by the Funds, if any, reduce the amounts of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns.

Each Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be sustained upon examination by the tax authorities based on its technical merits. As of June 30, 2020, the each Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on the statute of limitations in each jurisdiction in which the Fund invests.

e. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except for certain dividends from securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Funds. Distributions to shareholders are recorded on the ex-dividend date. Distributable earnings are determined according to income tax regulations (tax basis) and may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets of the Trust or based on the ratio of number of shareholders of each Fund to the combined number of shareholders of the Trust. Fund specific expenses are charged directly to the Fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, excluding class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions by class are generally due to differences in class specific expenses.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

ftinstitutional.com	Semiannual Report	31

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

2. Shares of Beneficial Interest

At June 30, 2020, there were an unlimited number of shares authorized (without par value). Transactions in the Funds’ shares were as follows:

	Foreign Smaller Companies Series		International Equity Series

	Shares	Amount	Shares	Amount

Primary Shares:
Six Months ended June 30, 2020
Shares sold			9,530,677	$136,130,935
Shares redeemed			(59,806,549)	(816,720,979)

Net increase (decrease)			(50,275,872)	$(680,590,044)

Year ended December 31, 2019
Shares sold			18,050,479	$283,546,929
Shares issued in reinvestment of distributions			6,269,496	96,463,056
Shares redeemed in-kind (Note 10)			(2,752,970)	(43,653,289)
Shares redeemed			(99,738,674)	(1,564,537,977)

Net increase (decrease)			(78,171,669)	$(1,228,181,281)

Service Shares:
Six Months ended June 30, 2020
Shares sold			1,416	$19,024
Shares redeemed			(16,572)	(232,782)

Net increase (decrease)			(15,156)	$(213,758)

Year ended December 31, 2019
Shares sold			282,815	$4,436,390
Shares issued in reinvestment of distributions			2,411	37,634
Shares redeemed			(599,915)	(9,465,034)

Net increase (decrease)			(314,689)	$(4,991,010)

Six Months ended June 30, 2020
Shares sold	6,005,695	$100,985,520
Shares redeemed	(11,588,044)	(205,984,089)

Net increase (decrease)	(5,582,349)	$(104,998,569)

Year ended December 31, 2019
Shares sold	8,611,598	$170,364,115
Shares issued in reinvestment of distributions	1,009,567	21,290,168
Shares redeemed	(14,221,258)	(288,855,176)

Net increase (decrease)	(4,600,093)	$(97,200,893)

32	Semiannual Report	ftinstitutional.com

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Templeton Investment Counsel, LLC (TIC)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

Foreign Smaller Companies Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.950%	Up to and including $1 billion
0.930%	Over $1 billion, up to and including $5 billion
0.910%	Over $5 billion, up to and including $10 billion
0.890%	Over $10 billion, up to and including $15 billion
0.870%	Over $15 billion, up to and including $20 billion
0.850%	In excess of $20 billion

International Equity Series pays an investment management fee to TIC based on the average daily net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.775%	Up to and including $1 billion
0.755%	Over $1 billion, up to and including $5 billion
0.735%	Over $5 billion, up to and including $10 billion
0.715%	Over $10 billion, up to and including $15 billion
0.695%	Over $15 billion, up to and including $20 billion
0.675%	In excess of $20 billion

For the period ended June 30, 2020, each Fund’s annualized gross effective investment management fee rate based on average daily net assets was as follows:

Foreign Smaller Companies Series	International Equity Series

0.950%	0.775%

b. Administrative Fees

Under an agreement with TIC, FT Services provides administrative services to the Funds. The fee is paid by TIC based on each of the Funds’ average daily net assets, and is not an additional expense of the Funds.

ftinstitutional.com	Semiannual Report	33

TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

3. Transactions with Affiliates (continued)

c. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations. The fees are based on an annualized asset based fee of 0.02% plus a transaction based fee. In addition, each class reimburses Investor Services for out of pocket expenses incurred and reimburses shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the period ended June 30, 2020, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

	Foreign Smaller Companies Series	International Equity Series

Transfer agent fees	$84,296	$155,442

International Equity Series’ Service shares may pay up to 0.15% of average daily net assets for sub-transfer agency fees as noted in the Statements of Operations.

d. Investments in Affiliated Management Investment Companies

Certain or all Funds invest in one or more affiliated management investment companies for purposes other than exercising a controlling influence over the management or policies. Management fees paid by the Funds are waived on assets invested in the affiliated management investment companies, as noted in the Statements of Operations, in an amount not to exceed the management and administrative fees paid directly or indirectly by each affiliate. During the period ended June 30, 2020, investments in affiliated management investment companies were as follows:

	Value at Beginning of Period	Purchases	Sales	Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value at End of Period	Number of Shares Held at End of Period	Investment Income
Foreign Smaller Companies Series
Non-Controlled Affiliates
								Income from securities loaned

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$1,722,366	$28,729,711	$(20,701,370)	$ —	$ —	$9,750,707	9,750,707	$ 5,489

International Equity Series

Non-Controlled Affiliates
								Dividends

Institutional Fiduciary Trust Money Market Portfolio, 0.00%	$47,789,147	$613,792,332	$(661,581,479)	$ —	$ —	$—	—	$90,235
								Income from securities loaned
Institutional Fiduciary Trust Money Market Portfolio, 0.00%	—	23,435,125	(23,435,125)	—	—	—	—	4,724

Total Affiliated Securities	$47,789,147	$637,227,457	$(685,016,604)	$ —	$ —	$—		$94,959

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

e. Waiver and Expense Reimbursements

Effective April 1, 2020, TIC has contractually agreed in advance to limit the investment management fees for International Equity Series to 0.74 % of the average daily net assets of the Fund until April 30, 2021. Total expenses waived or paid are not subject to recapture subsequent to the Fund’s fiscal year end.

4. Expense Offset Arrangement

The Funds have entered into an arrangement with their custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ custodian expenses. During the period ended June 30, 2020, there were no credits earned.

5. Income Taxes

For tax purposes, the Funds may elect to defer any portion of a post-October capital loss or late-year ordinary loss to the first day of the following fiscal year. At December 31, 2019, Foreign Smaller Companies Series had post-October capital losses of $11,045,868.

At June 30, 2020, the cost of investments and net unrealized appreciation (depreciation) for income tax purposes were as follows:

	Foreign Smaller Companies Series	International Equity Series

Cost of investments	$470,479,392	$644,535,665

Unrealized appreciation	$144,292,978	$147,903,635

Unrealized depreciation	(58,872,243)	(51,472,753)

Net unrealized appreciation (depreciation)	$ 85,420,735	$ 96,430,882

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of passive foreign investment company shares, corporate actions and wash sales.

6. Investment Transactions

Purchases and sales of investments (excluding short term securities and in-kind transactions) for the period ended June 30, 2020, were as follows:

	Foreign Smaller Companies Series	International Equity Series

Purchases	$113,978,239	$ 500,783,804

Sales.	$213,897,128	$1,143,539,251

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

6. Investment Transactions (continued)

At June 30, 2020, in connection with securities lending transactions, certain or all Funds loaned investments and received cash collateral as follows:

Foreign Smaller Companies Series

Securities lending transactions[a]:
Equity investments[b]	$9,750,707

aThe agreements can be terminated at any time.

bThe gross amount of recognized liability for such transactions is included in payable upon return of securities loaned in the Statements of Assets and Liabilities.

7. Concentration of Risk

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local, regional and global economic, political and social conditions, which may result in greater market volatility. Current political and financial uncertainty surrounding the European Union may increase market volatility and the economic risk of investing in securities in Europe. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. Novel Coronavirus Pandemic

The global outbreak of the novel coronavirus disease, known as COVID-19, has caused adverse effects on many companies, sectors, nations, regions and the markets in general, and may continue for an unpredictable duration. The effects of this pandemic may materially impact the value and performance of the Funds, their ability to buy and sell fund investments at appropriate valuations and their ability to achieve their investment objectives.

9. Credit Facility

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 5, 2021. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statements of Operations. During the period ended June 30, 2020, the Funds did not use the Global Credit Facility.

10. Redemption In-Kind

During the year ended December 31, 2019, International Equity Series realized $5,298,021 of net gains resulting from a redemption in-kind in which a shareholder redeemed fund shares for cash and securities held by the Fund. Because such gains are not taxable to the Fund, and are not distributed to remaining shareholders, they have been reclassified from accumulated net realized gains to paid-in capital.

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NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ financial instruments and are summarized in the following fair value hierarchy:

•	Level 1 – quoted prices in active markets for identical financial instruments

•	Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

A summary of inputs used as of June 30, 2020, in valuing the Funds’ assets carried at fair value, is as follows:

	Level 1	Level 2	Level 3	Total

Foreign Smaller Companies Series

Assets:

Investments in Securities:[a]

Equity Investments:[b]

Belgium	$—	$10,990,136	$—	$10,990,136

China	4,549,930	14,415,539	—	18,965,469

Denmark	—	3,497,831	—	3,497,831

Finland	—	14,229,483	—	14,229,483

France	—	13,321,590	—	13,321,590

Germany	—	36,660,367	—	36,660,367

Hong Kong	—	22,124,228	—	22,124,228

Indonesia	—	5,171,296	—	5,171,296

Italy	—	30,745,437	—	30,745,437

Japan	—	133,984,902	—	133,984,902

Netherlands	8,611,630	20,486,295	—	29,097,925

South Korea	—	7,669,033	—	7,669,033

Spain.	—	4,572,144	—	4,572,144

Sweden	—	27,635,850	—	27,635,850

Switzerland	9,528,642	25,642,415	—	35,171,057

Taiwan	—	48,970,922	—	48,970,922

Thailand	—	5,011,721	—	5,011,721

United Kingdom	3,534,063	19,211,363	—	22,745,426

All Other Equity Investments	59,984,603	—	—	59,984,603

Short Term Investments:

United States	9,750,707	15,600,000	—	25,350,707

Total Investments in Securities	$95,959,575	$459,940,552	$—	$555,900,127

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TEMPLETON INSTITUTIONAL FUNDS

NOTES TO FINANCIAL STATEMENTS (UNAUDITED)

11. Fair Value Measurements (continued)

	Level 1	Level 2	Level 3	Total

International Equity Series

Assets:

Investments in Securities:[a]

Equity Investments:

China	$13,709,722	$7,861,745	$—	$21,571,467

Denmark	—	5,588,751	—	5,588,751

France	—	65,796,182	—	65,796,182

Germany	—	129,304,303	—	129,304,303

Hong Kong	—	54,797,597	—	54,797,597

India	—	7,449,884	—	7,449,884

Italy	—	6,371,875	—	6,371,875

Japan	—	228,803,797	—	228,803,797

Netherlands	13,433,456	4,399,643	—	17,833,099

Norway	—	20,645,019	—	20,645,019

Singapore	—	9,377,755	—	9,377,755

South Korea	—	31,080,906	—	31,080,906

Switzerland	—	41,081,706	—	41,081,706

Taiwan	—	27,108,701	—	27,108,701

United Kingdom	—	43,597,099	—	43,597,099

All Other Equity Investments	30,558,406	—	—	30,558,406

Total Investments in Securities	$57,701,584	$683,264,963	$—	$740,966,547

aFor detailed categories, see the accompanying Statement of Investments.

bIncludes common and preferred stocks, as well as other equity interests.

12. New Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying this ASU.

13. Subsequent Events

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

Abbreviations

Selected Portfolio

ADR	American Depositary Receipt

FHLB	Federal Home Loan Bank

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TEMPLETON INSTITUTIONAL FUNDS

Shareholder Information

Board Approval of Investment

Management Agreements

TEMPLETON INSTITUTIONAL FUNDS

Foreign Smaller Companies Series

Global Equity Series

International Equity Series

(each a Fund)

At an in-person meeting held on February 25, 2020 (Meeting), the Board of Trustees (Board) of Templeton Institutional Funds (Trust), including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Templeton Investment Counsel, LLC (Manager) and the Trust, on behalf of each Fund (each a Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of each Management Agreement. Although the Management Agreements for the Funds were considered at the same Board meeting, the Board considered the information provided to it about the Funds together and with respect to each Fund separately as the Board deemed appropriate.

In considering the continuation of each Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters and, in some cases, requested additional information from the Manager relating to the contract. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of each Management Agreement, including, but not limited to: (i) the nature, extent and quality of the services provided by the Manager; (ii) the investment performance of each Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with each Fund; (iv) the extent to which economies of scale are realized as each Fund grows; and

(v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of each Management Agreement, the Board, including a majority of the Independent Trustees, determined that the terms of the Management Agreement are fair and reasonable and that the continuance of such Management Agreement is in the interests of the applicable Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Funds and their shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager, as well as information on succession planning where appropriate; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for each Fund; reports on expenses and shareholder services; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to US funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board also reviewed and considered an annual report on payments made by Franklin Templeton (FT) or the Funds to financial intermediaries, as well as a memorandum relating to third-party servicing arrangements, which included discussion of the changing distribution landscape for the Funds. The Board noted management’s continuing efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the FT family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital

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investments relating to the services provided to the Funds by the FT organization. The Board specifically noted FT’s commitment to enhancing services and controlling costs, as reflected in its plan to outsource certain administrative functions, and growth opportunities, as evidenced by its upcoming acquisition of the Legg Mason companies. The Board acknowledged the change in leadership at FRI and the opportunity to hear from Jennifer Johnson, President and Chief Executive Officer of FRI, about goals she has for the company that will benefit the Funds.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Funds and their shareholders.

Fund Performance

The Board reviewed and considered the performance results of each Fund over various time periods ended December 31, 2019. The Board considered the performance returns for each Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a Performance Universe. The Board also considered the performance returns for the Foreign Smaller Companies Series in comparison to the performance returns of a customized peer group (Performance Customized Peer Group) selected by the Manager. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of each Fund’s performance results is below.

Foreign Smaller Companies Series - The Performance Universe for the Fund included the Fund and all retail and institutional international small-/mid-cap growth funds. The Performance Customized Peer Group for the Fund included funds that are value style and have 80% of the portfolio market value invested in securities with a market capitalization of less than $4 billion. The Board noted that the Fund’s annualized total return for the one-, three-, five-and 10-year periods was below the median of its Performance Universe. The Board also noted that the Fund’s annualized total return for the five-year period was equal to the median of its Performance Customized Peer Group, for the 10-year period was below the median of its Performance

Customized Peer Group, and for the one- and three-year periods was above the median of its Performance Customized Peer Group. The Board discussed the performance of the Fund with management and management explained that the Performance Universe for the Fund was not directly comparable to the Fund as the Performance Universe includes mid-capitalization funds which have outperformed small-capitalization funds during the one- and three-year review periods. Management further explained that Broadridge has categorized the Fund in its growth category, whereas our investment process focuses on longer-term valuations. The Board noted a number of changes implemented/to be implemented by management to address the Fund’s underperformance, in particular enhancements to the Fund’s investment process. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes monitored. In doing so, the Board noted that, while below the median, the Fund’s one-year annualized total return was 22.86% and for the three-, five- and 10-year periods exceeded 6.00%.

Global Equity Series - The Performance Universe for the Fund included the Fund and all retail and institutional global multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the performance of the Fund with management and management reported that given the recent redemption activity experienced by the Fund, management was proposing that the Board approve the liquidation of the Fund effective on or about April 24, 2020 (Liquidation). After consideration of the proposal, the Board approved the Liquidation at the Meeting and did not further consider the performance of the Fund.

International Equity Series - The Performance Universe for the Fund included the Fund and all retail and institutional international multi-cap value funds. The Board noted that the Fund’s annualized total return for the one-, three-, five- and 10-year periods was below the median of its Performance Universe. The Board discussed the performance of the Fund with management and management explained that the Performance Universe for the Fund, which has a value discipline, was not directly comparable to the Fund as the Performance Universe is skewed more towards factors like quality and growth, which negatively impacted relative Fund rankings during a period of historic and sustained outperformance of quality and growth over value. Management further explained that the Fund’s significant

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underweight in the recently strong consumer discretionary sector and overweight in the recently weak communication services sector relative to its peer group also negatively impacted the Fund’s performance during the review periods. The Board noted a number of changes implemented by management to address the Fund’s underperformance, in particular enhancements to the Fund’s investment process and changes to the Fund’s portfolio management team. The Board concluded that the Fund’s Management Agreement should be continued for an additional one-year period, and these changes monitored. In doing so, the Board noted that, while below the median, the Fund’s one-year annualized total return was 11.57%.

Comparative Fees and Expenses

The Board reviewed and considered information regarding each Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted the quarterly and annual reports it receives on all marketing support payments made by FT to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of each Fund in comparison to the median expense ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure to the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for: (i) Primary shares for the International Equity Series and for Institutional Class, Class I, Class I2, Class I-2, Class I3, Class N, Class NAV, Class R6, Class Y and Select Class shares for certain other funds in the Expense Group, (ii) Institutional Class, Class I, Class NAV, Class R5, Class R6, Retirement Class, Class Y and Class Z shares for certain funds in the Foreign Smaller Companies Series Expense Group; and (iii) Class A, Institutional Class, Class I,

Class I2, Investor Class, Class R6, Class Y and Class Z shares for certain funds in the Global Equity Series Expense Group. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

Global Equity Series, Foreign Smaller Companies Series and International Equity Series - The Expense Group for the Global Equity Series included the Fund and 10 other global multi-cap value funds. The Expense Group for the Foreign Smaller Companies Series included the Fund and 16 other international small-/mid-cap growth funds. The Expense Group for the International Equity Series included the Fund and 13 other international multi-cap value funds. The Board noted that the Management Rates and actual total expense ratios for the Funds were below the medians of their respective Expense Groups. The Board concluded that the Management Rates charged to these Funds are reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FT’s US fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2019, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product-related changes, the overall methodology has remained consistent with that used in the Funds’ profitability report presentations from prior years. Additionally, PricewaterhouseCoopers LLP, auditor to FRI and certain FT funds, was engaged by the Manager to review and assess the allocation methodologies to be used solely by the Funds’ Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. As part of this evaluation, the Board considered the initiative currently underway to outsource certain operations, which effort would require considerable

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upfront expenditures by the Manager but, over the long run is expected to result in greater efficiencies. The Board also noted management’s expenditures in improving shareholder services provided to the Funds, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent US Securities and Exchange Commission and other regulatory requirements, notably in the area of cybersecurity protections.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, extent, and quality of services provided to each Fund.

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as each Fund grows larger and whether each Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the FT family of funds as a whole. The Board noted that the Foreign Smaller Companies Series and International Equity Series had experienced a decrease in assets and would not be expected to demonstrate additional economies of scale in the near term, but concluded that to the extent economies of scale may be realized by the Manager and its affiliates, each Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows. The Board did not consider the extent to which the Manager may realize economies of scale with respect to the Global Equity Series given the Fund’s expected Liquidation.

Conclusion

Based on its review, consideration and evaluation of all

factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of each Management Agreement for an additional one-year period.

Liquidity Risk Management Program

The Funds have adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940. The program is designed to assess and manage each Fund’s liquidity risk, taking into consideration the Fund’s investment strategy and the liquidity of its portfolio investments during normal and reasonably foreseeable stressed conditions; its short and long-term cash flow projections; and its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit. The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Investment Compliance, Investment Operations, Valuation Committee and Product Management groups.

The LRMP Administrator Annual Report was presented to the Fund(s) Board of Trustees at their meetings in May 2020. The report covered the adequacy and effectiveness of the program during the period December 1, 2018 to December 31, 2019 (the “covered period”). The report concluded that (i.) the LRMP, as adopted and implemented, remains reasonably designed to assess and manage each Fund’s liquidity risk; (ii.) the LRMP, including the Highly Liquid Investment Minimum (“HLIM”) where applicable, was implemented and operated effectively to achieve the goal of assessing and managing each Fund’s liquidity risk; and (iii.) each fund was able to meet requests for redemption without significant dilution of remaining investors’ interests in the Fund. In addition, the LRMP Administrator presented the Fund Board of Trustees an update on liquidity during the first quarter of 2020 in relation to the COVID-19 pandemic.

During the reporting period, the Fund maintained a high level of liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments.” As a result, the Fund was designated a “Primarily Highly Liquid Fund” as defined under

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the Liquidity Rule and has not adopted a “Highly Liquid Investment Minimum.” A Highly Liquid Investment is defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

There can be no assurance that the program will achieve its objectives in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.

Proxy Voting Policies and Procedures

The Funds’ investment manager has established Proxy Voting Policies and Procedures (Policies) that the Funds use to determine how to vote proxies relating to portfolio securities. Shareholders may view the Funds’ complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Funds’ proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year as an exhibit to its report on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund’s investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To help ensure we provide you with quality service, all calls to and from our service areas are monitored and/or recorded.

Semiannual Report Templeton Institutional Funds
Investment Manager	Distributor	Shareholder Services
Templeton Investment Counsel, LLC	Franklin Templeton Distributors, Inc.	(800) 321-8563 ftinstitutional.com

© 2020 Franklin Templeton Investments. All rights reserved.	ZTIF S 08/20

Item 2.	Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 13(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial experts are Ann Torre Bates and David W. Niemiec and they are “independent” as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4.	Principal Accountant Fees and Services. N/A

Item 5.	Audit Committee of Listed Registrants. N/A

Item 6.	Schedule of Investments. N/A

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8.	Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to provide reasonable assurance that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934, as amended, and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect the internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Company. N/A

Item 13.	Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section  302 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 of Matthew T. Hinkle, Chief Executive Officer - Finance and Administration, and Robert G. Kubilis, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON INSTITUTIONAL FUNDS

By	/S/ MATTHEW T. HINKLE
Matthew t. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/S/ MATTHEW T. HINKLE
Matthew T. Hinkle
Chief Executive Officer – Finance and Administration
Date	August 25, 2020

By	/S/ ROBERT G. KUBILIS
Robert G. Kubilis
Chief Financial Officer and Chief Accounting Officer
Date	August 25, 2020